                                                                   EXHIBIT 10(c)

                                 AMENDMENT NO. 1
                                       TO
                       364-DAY REVOLVING CREDIT AGREEMENT

         This Amendment No. 1 to 364-Day Revolving Credit Agreement ("Amendment") is made and entered into as of the 31st day of March, 1997, by and among The Sherwin-Williams Company ("Company"), whose principal place of business is located at 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Texas Commerce Bank National Association ("TCB"), as Administrative Agent, The Chase Manhattan Bank ("Chase"), as the Competitive Advance Facility Agent, and the financial institutions listed on Schedule A hereto together with each of their successors and assigns (collectively referred to as the "Lenders" and individually a "Lender").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Company, TCB, Chase, the Lenders and certain other financial institutions entered into that certain 364-Day Revolving Credit Agreement, dated January 3, 1997 ("Agreement"), pursuant to which the Lenders and certain other financial institutions agreed, on the terms and subject to the conditions contained therein, to make available to the Company the principal amount of Two Hundred Ninety Million Dollars ($290,000,000) to be used by the Company for general corporate purposes including, but not limited to, the acquisition of all or part of the business, assets or stock of Thompson Minwax Holding Corp. (the "Acquisition"), commercial paper backup, general working capital, other acquisitions of assets, stock or other ownership interests and repurchases or redemptions of securities.

         WHEREAS, Company consummated the Acquisition on January 7, 1997.

         WHEREAS, Company has timely notified the following financial institutions that were "Lenders" under the Agreement that their Commitments have been terminated effective March 31, 1997: (i) Den Danske Bank, (ii) Morgan Guaranty Trust Company of New York, (iii) Comerica Bank, (iv) Caisse Nationale de Credit Agricole, (v) The Dai Ichi Kangyo Bank, Ltd. - Chicago Branch, (vi) Norddeutsche Landesbank Girozentrale - New York Branch and Cayman Islands Branch, (vii) The Sumitomo Bank, Limited - Chicago Branch, and (viii) United States National Bank of Oregon.

         WHEREAS, Company, TCB, Chase and the Lenders desire to amend the Agreement to (i) provide that the maximum amount of funds available to the Company thereunder shall be Two Hundred Sixteen Million Dollars ($216,000,000), to be used for general corporate purposes including, but not limited to, commercial paper backup, general working capital, acquisitions of assets, stock or other ownership interests and repurchases or redemptions of securities, (ii) reduce the Commitments of certain of the Lenders, and (iii) reflect the fact that the Commitments of certain financial institutions that were "Lenders" under the Agreement have been terminated.

         NOW, THEREFORE, in consideration of the mutual promises contained herein the parties agree as follows:

1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed such terms in the Agreement.

2. The Commitments and Percentages set forth on Schedule A attached to the Agreement shall be deleted and the Commitments and Percentages set forth on Schedule A attached hereto shall be substituted in lieu thereof.

3. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date indicated above.

                                     THE SHERWIN-WILLIAMS COMPANY

                                     By:          /s/
                                         ------------------------------------
                                              LARRY J. PITORAK
                                     Title:   SENIOR VICE PRESIDENT-
                                              FINANCE, TREASURER AND
                                              CHIEF FINANCIAL OFFICER

                                     By:          /s/
                                         ------------------------------------
                                              CYNTHIA D. BROGAN
                                     Title:   VICE PRESIDENT AND ASSISTANT
                                              TREASURER

                                               SCHEDULE A / 1-YEAR
                                               -------------------
                                                          AMOUNT OF                       PERCENTAGE OF
               INSTITUTION                               COMMITMENT                         COMMITMENT
               -----------                               ----------                       -------------
Texas Commerce Bank National Association                 $13,000,000                         6.0185%
First Union National Bank of North Carolina              $13,000,000                         6.0185%
The Bank of Nova Scotia                                  $13,000,000                         6.0185%
Nationsbank, N.A.                                        $13,000,000                         6.0185%
KeyBank National Association                             $13,000,000                         6.0185%
The First National Bank of Chicago                       $13,000,000                         6.0185%
The Bank of New York                                     $13,000,000                         6.0185%
SunTrust Bank                                            $13,000,000                         6.0185%
National City Bank                                       $10,000,000                         4.6296%
Royal Bank of Canada                                     $10,000,000                         4.6296%
Wachovia Bank of Georgia, N.A.                           $10,000,000                         4.6296%
Wells Fargo Bank, N.A.                                   $10,000,000                         4.6296%
PNC Bank, National Association                           $10,000,000                         4.6296%
ABN AMRO Bank N.V.                                       $10,000,000                         4.6296%
CIBC, Inc.                                               $10,000,000                         4.6296%
The Fuji Bank, Limited                                    $6,000,000                         2.7778%
The Bank of Tokyo-Mitsubishi, Ltd.                        $6,000,000                         2.7778%
The First National Bank of Boston                         $6,000,000                         2.7778%
Bank of Montreal                                          $6,000,000                         2.7778%
Banca Commerciale Italiana                                $6,000,000                         2.7778%
The Long-Term Credit Bank of Japan, Ltd.                  $6,000,000                         2.7778%
Mellon Bank, N.A.                                         $6,000,000                         2.7778%

                                        TOTAL           $216,000,000                         100.00%

                         The Chase Manhattan Bank,
                         as the Competitive Advance Facility Agent

                         By:         /s/
                            _________________________________________

                         Name:_______________________________________

                         Title:______________________________________

                         The Chase Manhattan Bank
                         270 Park Avenue
                         New York, NY  10017

                         Telephone:        _____________________

                         Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------
$13,000,000                         6.0185%                   Texas Commerce Bank National
                                                              Association


                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Texas Commerce Bank National
                                                              Association
                                                              707 Travis Street
                                                              Houston, Texas 77002

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          ---------------
$13,000,000                         6.0185%                   First Union National Bank of North Carolina



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              First Union National Bank of North Carolina
                                                              301 South College Street
                                                              Charlotte, NC  28288

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          --------------
$13,000,000                         6.0185%                   The Bank of Nova Scotia
                                                              Atlanta Agency

                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The Bank of Nova Scotia
                                                              Atlanta Agency
                                                              600 Peachtree St., N.E., Suite 2700
                                                              Atlanta, GA  30308

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          --------------

$13,000,000                         6.0185%                   Nationsbank, N.A.



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Nationsbank, N.A.
                                                              100 N. Tryon Street
                                                              Charlotte, N.C.  28255

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          --------------
$13,000,000                         6.0185%                   KeyBank National Association



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              KeyBank National Association
                                                              127 Public Square
                                                              Mail Code:  OH 01-27-0606
                                                              Cleveland, OH  44114-1306

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------
$13,000,000                         6.0185%                   The First National Bank of Chicago



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The First National Bank of Chicago
                                                              611 Woodward Avenue
                                                              Detroit, MI  48226

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------
$13,000,000                         6.0185%                   The Bank of New York



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The Bank of New York
                                                              One Wall Street
                                                              New York, NY  10286

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------
$13,000,000                         6.0185%                   SunTrust Bank, Atlanta



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              SunTrust Bank, Atlanta
                                                              25 Park Place
                                                              Atlanta, GA  30302

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________

Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------
$10,000,000                         4.6296%                   National City Bank



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              National City Bank
                                                              1900 E. Ninth Street
                                                              Cleveland, OH  44114-3484

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________



Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$10,000,000                         4.6296%                   Royal Bank of Canada



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Royal Bank of Canada
                                                              Financial Square
                                                              New York, NY  10005

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$10,000,000                         4.6296%                   Wachovia Bank of Georgia, N.A.



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Wachovia Bank of Georgia, N.A.
                                                              191 Peachtree St., N.E.
                                                              Atlanta, GA  30303

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$10,000,000                         4.6296%                   Wells Fargo Bank, N.A.



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Wells Fargo Bank, N.A.
                                                              707 Wilshire Blvd. - MAC 2818-165
                                                              Los Angeles, CA  90017

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$10,000,000                         4.6296%                   PNC Bank, National Association



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              PNC Bank, National Association
                                                              249 Fifth Ave., 2nd Floor
                                                              Pittsburgh, PA  15222

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$10,000,000                         4.6296%                   ABN AMRO Bank N.V.



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              ABN Amro Bank N.V.
                                                              One PPG Place, Suite 2950
                                                              Pittsburgh, PA  15222-5400

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$10,000,000                         4.6296%                   CIBC, Inc.



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              CIBC, Inc.
                                                              425 Lexington Ave., 6th Floor
                                                              New York, NY  10017

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   The Fuji Bank, Limited



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The Fuji Bank, Limited
                                                              225 West Wacker Drive, Suite 2000
                                                              Chicago, IL  60606

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   The Bank of Tokyo-Mitsubishi, Ltd.
                                                              Chicago Branch


                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The Bank of Tokyo-Mitsubishi, Ltd.
                                                              Chicago Branch
                                                              227 W. Monroe St., Suite 2300
                                                              Chicago, IL  60606

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   The First National Bank of Boston



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The First National Bank of Boston
                                                              100 Federal Street, 01-09-05
                                                              Boston, MA  02110

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   Bank of Montreal



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________


                                                              Bank of Montreal
                                                              430 Park Avenue
                                                              New York, NY  10022

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   Banca Commerciale Italiana
                                                              Chicago Branch


                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Banca Commerciale Italiana
                                                              Chicago Branch
                                                              150 N. Michigan Ave., Suite 1500
                                                              Chicago, IL  60601

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   The Long-Term Credit Bank of Japan, Ltd.
                                                              Chicago Branch


                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              The Long-Term Credit Bank of Japan, Ltd.
                                                              Chicago Branch
                                                              190 S. LaSalle St., Suite 800
                                                              Chicago, IL  60603

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________




Amount of                           Percentage of
Commitment                          Commitments
----------                          -------------

$6,000,000                          2.7778%                   Mellon Bank, N.A.



                                                              By: /s/
                                                                 ____________________________________

                                                              Name: _________________________________

                                                              Title: ________________________________

                                                              Mellon Bank, N.A.
                                                              One Mellon Bank Center
                                                              Pittsburgh, PA  15258-0001

                                                              Telephone:        _____________________

                                                              Facsimile:        _____________________
